EXHIBIT 99.1

DESCRIPTION OF CAPITAL STOCK

Our authorized capital stock consists of 100,000,000 shares of common stock, $0.001 par value per share (“Common Stock”), and 10,000,000 shares of preferred stock, $0.001 par value per share, of which 7,000,000 shares have been designated as Series A Cumulative Redeemable Convertible Preferred Stock (“Series A Preferred Stock”). As of June 8, 2007, there were 40,577,478 shares of Common Stock and 5,250,000 shares of Series A Preferred Stock issued and outstanding. The following description of our capital stock does not purport to be complete and should be reviewed in conjunction with our certificate of incorporation, including our Certificate of Designations, Powers, Preferences and Rights of the Series A Preferred Stock (“Certificate of Designations”), and our bylaws.

Common Stock

All outstanding shares of common stock are fully paid and nonassessable. The following summarizes the rights of holders of our common stock:

•	each holder of common stock is entitled to one vote per share on all matters to be voted upon generally by the stockholders;
•	subject to preferences that may apply to shares of preferred stock outstanding, the holders of common stock are entitled to receive lawful dividends as may be declared by our board of directors;
•
upon our liquidation, dissolution or winding up, the holders of shares of common stock are entitled to receive a pro rata portion of all our assets remaining for distribution after satisfaction of all our liabilities and the payment of any liquidation preference of any outstanding preferred stock;

•	there are no redemption or sinking fund provisions applicable to our common stock; and
•	there are no preemptive or conversion rights applicable to our common stock.

Preferred Stock

Our board of directors is authorized to issue from time to time, in one or more designated series, any or all of our authorized but unissued shares of preferred stock with dividend, redemption, conversion, exchange, voting and other provisions as may be provided in that particular series. The issuance need not be approved by our common stockholders and need only be approved by holders of our Series A Preferred Stock if, as described below, the shares of preferred stock to be issued have preferences that are senior to or on parity with those of our Series A Preferred Stock.

The rights of the holders of our common stock and Series A Preferred Stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. Issuance of a new series of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of entrenching our board of directors and making it more difficult for a third-party to acquire, or discourage a third-party from acquiring, a majority of our outstanding voting stock. We have no present plans to issue any shares of or to designate any series of preferred stock. The following is a summary of the terms of the Series A Preferred Stock.

Series A Preferred Stock

Rank and Liquidation Preference

Shares of Series A Preferred Stock rank prior to our common stock as to distribution of assets upon liquidation events, which include a liquidation, dissolution or winding up of Pacific Ethanol, whether voluntary or involuntary. The liquidation preference of each share of Series A Preferred Stock is equal to $16.00 (the “Series A Issue Price”) plus any accrued but unpaid dividends on the Series A Preferred Stock. If assets remain after such amounts are distributed to the holders of Series A Preferred Stock, such assets shall be distributed pro rata, on an as-converted to common stock basis, to the holders of our common stock and Series A Preferred Stock. The written consent of a majority of the outstanding shares of Series A Preferred Stock is required before we can authorize the issuance of any class or series of capital stock that ranks senior to or on parity with shares of Series A Preferred Stock.

Dividend Rights

As long as shares of Series A Preferred Stock remain outstanding, each holder of shares of Series A Preferred Stock are entitled to receive, and shall be paid quarterly in arrears, in cash out of funds legally available therefor, cumulative dividends, in an amount equal to 5% of the Series A Issue Price per share per annum with respect to each share of Series A Preferred Stock. Such dividends may, at our option, be paid in shares of Series A Preferred Stock valued at the Series A Issue Price. In the event we declare, order, pay or make a dividend or other distribution on our common stock, other than a dividend or distribution made in common stock, the holders of the Series A Preferred Stock shall be entitled to receive with respect to each share of Series A Preferred Stock held, any dividend or distribution that would be received by a holder of the number of shares of our common stock into which such Series A Preferred Stock is convertible on the record date for such dividend or distribution.

Optional Conversion Rights

Each share of Series A Preferred Stock is convertible at the option of the holder into shares of our common stock at any time. Each share of Series A Preferred Stock is convertible into such number of shares of common stock as calculated by (i) multiplying the number of shares of Series A Preferred Stock to be converted by the Series A Issue Price, and (ii) dividing the result thereof by the Conversion Price. The “Conversion Price” is initially $8.00 per share of Series A Preferred Stock, subject to certain adjustments; therefore, each share of Series A Preferred Stock is initially convertible into two shares of common stock, which number is equal to the quotient of the Series A Issue Price of $16.00 divided by the initial Conversion Price of $8.00 per share of Series A Preferred Stock. Accrued and unpaid dividends are to be paid in cash upon any such conversion.

Mandatory Conversion Rights

In the event of a Transaction which will result in an internal rate of return to holders of Series A Preferred Stock of 25% or more, each share of Series A Preferred Stock shall, concurrently with the closing of such Transaction, be converted into shares of common stock. A “Transaction” is defined as a sale, lease, conveyance or disposition of all or substantially all of our capital stock or assets or a merger, consolidation, share exchange, reorganization or other transaction or series of related transactions (whether involving us or a subsidiary) in which the stockholders immediately prior to such transaction do not retain a majority of the voting power in the surviving entity. Any mandatory conversion will be made into the number of shares of common stock determined on the same basis as the optional conversion rights above. Accrued and unpaid dividends are to be paid in cash upon any such conversion.

Notwithstanding the foregoing, no shares of Series A Preferred Stock will be converted into common stock on a mandatory basis unless at the time of the proposed conversion we have on file with the Securities and Exchange Commission an effective registration statement with respect to the shares of common stock issued or issuable to the holders on conversion of the Series A Preferred Stock then issued or issuable to such holders and such shares of Common Stock are eligible for trading on NASDAQ (or approved by and listed on a stock exchange approved by the holders of 66 2/3% of the then outstanding shares of Series A Preferred Stock).

Conversion Price Adjustments

The Conversion Price is subject to customary adjustment for stock splits, stock combinations, stock dividends, mergers, consolidations, reorganizations, share exchanges, reclassifications, distributions of assets and issuances of convertible securities, and the like. The Conversion Price is also subject to downward adjustments if we issue shares of common stock or securities convertible into or exercisable for shares of common stock, other than certain excluded securities, at per share prices less than the then effective Conversion Price. In such event, the Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of common stock outstanding immediately prior to such issue or sale multiplied by the then existing Conversion Price, and (b) the consideration, if any, received by us upon such issue or sale, by (ii) the total number of shares of common stock outstanding immediately after such issue or sale. For purposes of determining the number of shares of common stock outstanding as provided in clauses (i) and (ii) above, the number of shares of common stock issuable upon conversion of all outstanding shares of Series A Preferred Stock, and the exercise of all outstanding securities convertible into or exercisable for shares of common stock, will be deemed to be outstanding.

The Conversion Price will not be adjusted in the case of the issuance or sale of the following: (i) securities issued to our employees, officers or directors or options to purchase common stock granted by us to our employees, officers or directors pursuant to any option plan, agreement or other arrangement duly adopted by us and the grant of which is approved by the compensation committee of our board of directors; (ii) the Series A Preferred Stock and any common stock issued upon conversion of the Series A Preferred Stock; (iii) for the avoidance of doubt, securities issued on the conversion of any convertible securities, in each case, outstanding on the date of the filing of the Certificate of Designations; and (iv) for the avoidance of doubt, securities issued in connection with a stock split, stock dividend, combination, reorganization, recapitalization or other similar event for which adjustment is made in accordance with the foregoing.

Redemption Rights

Upon the occurrence of a Redemption Event, the Series A Preferred Stock shall be subject to redemption, at the option of the holders of 66 2/3% of the then outstanding shares of Series A Preferred Stock, on the date specified by the holders of Series A Preferred Stock exercising such option. A “Redemption Event” will occur if (i) we withdraw or utilize funds from the restricted cash account in violation of the terms of our deposit agreement with the initial holder of the Series A Preferred Stock, (ii) we publicly disclose an intent not to build or acquire additional ethanol production facilities for an indefinite period or for a period of at least two years from the time of the announcement, (iii) we fail to withdraw funds from the restricted cash account for a period of two years, or (iv) amounts remain in the restricted cash account after December 31, 2009.

The number of shares of the Series A Preferred Stock to be redeemed shall be determined by multiplying the number of shares of Series A Preferred Stock then outstanding by a fraction, the numerator of which is the Restricted Cash Amount and the denominator of which is $80 million. The “Restricted Cash Amount” is the total amount of money in the restricted cash account on the applicable redemption date prior to any disbursement thereof on such date and after giving effect to the sale or other liquidation of all investments held in such account together with, if we have withdrawn or utilized moneys from the restricted cash account in violation of the terms of our deposit agreement with the initial holder of the Series A Preferred Stock, the amount of any moneys so withdrawn or utilized.

The redemption price for shares of Series A Preferred Stock subject to such redemption shall be equal to the Series A Issue Price per share (as adjusted for any stock splits, combinations, recapitalizations involving a change with respect to the Series A Preferred Stock), plus any accrued but unpaid dividends, plus an amount sufficient to yield an internal rate of return of 5%, payable in immediately available funds. If less than all of the shares of the outstanding Series A Preferred Stock are to be redeemed, then such shares shall be redeemed pro rata from the holders thereof in proportion to the number of shares held by such holders. The exercise by the holders of the option to redeem any shares of Series A Preferred Stock which were not redeemed on the dates established for redemption may be rescinded by such holders at any time following the date established for such redemption by written notice to us.

If we are unable to make any such payment of the redemption price after redemption was required to be paid, a default in the payment of the redemption price shall be deemed to have occurred and such default shall be deemed to exist thereafter until, but only until, all amounts payable have been paid. If and whenever a default in the payment of the redemption price shall occur, and in addition to any other remedies available at law, a special meeting of our stockholders shall be held for the purpose of electing directors upon the written request of the holders of at least 10% of the total number of shares of Series A Preferred Stock then outstanding. At any such special meeting, or at the next annual meeting of our stockholders for the election of directors and at each other meeting, annual or special, for the election of directors held thereafter (unless at the time of any such meeting such default in the payment of the redemption price shall no longer exist), the holders of the outstanding shares of Series A Preferred Stock, voting separately as a class, shall have the right to elect the smallest number of directors which shall constitute at least a majority of the total number of our directors, or two directors, whichever is greater, and the holders of the outstanding shares of common stock, voting as a class, shall have the right to elect all other members of our board of directors, anything to the contrary in the Certificate of Designations or in our bylaws notwithstanding. The terms of office, as directors, of all persons who may be our directors at any time when such special right to elect directors shall become vested in the holders of the Series A Preferred Stock shall terminate upon the election of any new directors to succeed them as aforesaid.

As long as a default in the payment of the redemption price exists, any vacancy in the office of a director elected by the holders of the Series A Preferred Stock may be filled at any meeting of stockholders, annual or special, for the election of directors held thereafter, and a special meeting of stockholders, or of the holders of shares of the Series A Preferred Stock, may be called for the purpose of filling any such vacancy. So long as a default in the payment of the redemption price shall exist, any vacancy in the office of a director elected by the holders of the common stock may be filled by majority vote of the remaining directors elected by the holders of the common stock.

If and when the default in the payment of the redemption price which permitted the election of directors by the holders of the Series A Preferred Stock ceases to exist, the holders of the Series A Preferred Stock shall be divested of any special right with respect to the election of directors, and the voting power of the holders of the Series A Preferred Stock and of the holders of our common stock shall revert to the status existing before the first payment date on which payment on the Series A Preferred Stock was not paid in full, subject to revesting in the event of each and every subsequent like default. Upon the termination of any such special right, the terms of office of all persons who may have been elected directors by vote of the holders of the Series A Preferred Stock pursuant to such special right shall forthwith terminate, and the resulting vacancies shall be filled by the majority of the remaining directors.

Voting Rights and Protective Provisions

The Series A Preferred Stock votes together with all other classes and series of our voting stock as a single class on all actions to be taken by our stockholders. Each share of Series A Preferred Stock entitles the holder thereof to the number of votes equal to the number of shares of common stock into which each share of Series A Preferred Stock is convertible on all matters to be voted on by our stockholders; provided, however, that the number of votes for each share of Series A Preferred Stock shall not exceed the number of shares of common stock into which each share of Series A Preferred Stock would be convertible if the applicable Conversion Price were $8.99 (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares).

Notwithstanding the foregoing, we are not permitted, without first obtaining the written consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock voting as a separate class, to:

•
increase or decrease the total number of authorized shares of Series A Preferred Stock or the authorized shares of our common stock reserved for issuance upon conversion of the Series A Preferred Stock (except as otherwise required by our certificate of incorporation or the Certificate of Designations);

•	increase or decrease the number of authorized shares of preferred stock or common stock (except as otherwise required by our certificate of incorporation or the Certificate of Designations);

•
alter, amend, repeal, substitute or waive any provision of our certificate of incorporation or our bylaws, so as to affect adversely the voting powers, preferences or other rights, including, without limitation, the liquidation preferences, dividend rights, conversion rights, redemption rights or any reduction in the stated value of the Series A Preferred Stock, whether by merger, consolidation or otherwise;

•
authorize, create, issue or sell any securities senior to or on parity with the Series A Preferred Stock or securities that are convertible into securities senior to or on parity the Series A Preferred Stock with respect to voting, dividend, liquidation or redemption rights, including subordinated debt;

•
authorize, create, issue or sell any securities junior to the Series A Preferred Stock other than common stock or securities that are convertible into securities junior to Series A Preferred Stock other than common stock with respect to voting, dividend, liquidation or redemption rights, including subordinated debt;

•
authorize, create, issue or sell any additional shares of Series A Preferred Stock other than the Series A Preferred Stock initially authorized, created, issued and sold, Series A Preferred Stock issued as payment of dividends and Series A Preferred Stock issued in replacement or exchange therefore;

•	engage in a Transaction that would result in an internal rate of return to holders of Series A Preferred Stock of less than 25%;

•
declare or pay any dividends or distributions on our capital stock in a cumulative amount in excess of the dividends and distributions paid on the Series A Preferred Stock in accordance with the Certificate of Designations;

•	authorize or effect the voluntary liquidation, dissolution, recapitalization, reorganization or winding up of our business;

•
purchase, redeem or otherwise acquire any of our capital stock other than Series A Preferred Stock, or any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, our capital stock or securities convertible into or exchangeable for our capital stock;

•	change the number of members of our board of directors to be more than nine members or less than seven members;

•	effect any material change in our industry focus or that of our subsidiaries, considered on a consolidated basis;

•
authorize or engage in, or permit any subsidiary to authorize or engage in, any transaction or series of transactions with one of our or our subsidiaries’ current or former officers, directors or members with value in excess of $100,000, excluding compensation or the grant of options approved by our board of directors; or

•
authorize or engage in, or permit any subsidiary to authorize or engage in, any transaction with any entity or person that is affiliated with any of our or our subsidiaries’ current or former directors, officers or members, excluding any director nominated by the initial holder of the Series A Preferred Stock.

Preemptive Rights

Holders of our Series A Preferred Stock have preemptive rights to purchase a pro rata portion of all capital stock or securities convertible into capital stock that we issue, sell or exchange, or agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange. We must deliver each holder of our Series A Preferred Stock a written notice of any proposed or intended issuance, sale or exchange of capital stock or securities convertible into capital stock which must include a description of the securities and the price and other terms upon which they are to be issued, sold or exchanged together with the identity of the persons or entities (if known) to which or with which the securities are to be issued, sold or exchanged, and an offer to issue and sell to or exchange with such holder of the Series A Preferred Stock such holder’s pro rata portion of the securities, and any additional amount of the securities should the other holders of Series A Preferred Stock subscribe for less than the full amounts for which they are entitled to subscribe. In the case of a public offering of our common stock for a purchase price of at least $12.00 per share and a total gross offering price of at least $50 million, the preemptive rights of the holders of the Series A Preferred Stock shall be limited to 50% of the securities. Holders of our Series A Preferred Stock have a 30 day period during which to accept the offer. We will have 90 days from the expiration of such 30 day period to issue, sell or exchange all or any part of the securities as to which the offer has not been accepted by the holders of the Series A Preferred Stock, but only as to the offerees or purchasers described in the offer and only upon the terms and conditions that are not more favorable, in the aggregate, to the offerees or purchasers or less favorable to us than those set forth in the offer.

The preemptive rights of the holders of the Series A Preferred Stock shall not apply to any of the following securities: (i) securities issued to our employees, officers or directors or options to purchase common stock granted by us to our employees, officers or directors pursuant to any option plan, agreement or other arrangement duly adopted by us and the grant of which is approved by the compensation committee of our board of directors; (ii) the Series A Preferred Stock and any common stock issued upon conversion of the Series A Preferred Stock; (iii) for the avoidance of doubt, securities issued on the conversion of any convertible securities, in each case, outstanding on the date of the filing of the Certificate of Designations; (iv) for the avoidance of doubt, securities issued in connection with a stock split, stock dividend, combination, reorganization, recapitalization or other similar event for which adjustment is made in accordance with the Certificate of Designations; and (v) the issuance of our securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination by us approved by our board of directors.

Reservation of Shares

We initially were required to reserve 7,000,000 shares of common stock for issuance upon conversion of shares of Series A Preferred Stock and are required to maintain a sufficient number of reserved shares of common stock to allow for the conversion of all shares of Series A Preferred Stock.